                             Yield Table - Bond A1

                 SARM 2004-3AC *5/25 CONFORMING BAL HYBRID ARMS

                             Settle as of 02/27/04




               -------------------------------------------------
                            Bond Summary - Bond A1
               -------------------------------------------------
               Fixed Coupon:     4.940            Type:   Fixed
                   Orig Bal:     598,773,000


                     Factor:     1.0000000
                Factor Date:     02/25/04     Next Pmt: 03/25/04
                      Delay:     24              Cusip:
               --------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                     15 CPR                20 CPR                  25 CPR             30 CPR                    35 CPR
------------------------------------------------------------------------------------------------------------------------------
Price           Yield    Duration      Yield   Duration       Yield   Duration    Yield     Duration     Yield     Duration
------------------------------------------------------------------------------------------------------------------------------
102-16          4.016      2.88        3.893     2.56         3.754     2.28      3.595       2.02       3.417        1.79
102-17          4.006      2.88        3.881     2.56         3.740     2.28      3.580       2.02       3.400        1.80
102-18          3.995      2.88        3.869     2.56         3.727     2.28      3.565       2.02       3.383        1.80
102-19          3.985      2.88        3.857     2.56         3.714     2.28      3.550       2.02       3.366        1.80
102-20          3.974      2.88        3.845     2.56         3.700     2.28      3.535       2.02       3.349        1.80

102-21          3.964      2.88        3.834     2.56         3.687     2.28      3.520       2.02       3.332        1.80
102-22          3.953      2.88        3.822     2.56         3.674     2.28      3.505       2.02       3.316        1.80
102-23          3.943      2.88        3.810     2.56         3.660     2.28      3.490       2.02       3.299        1.80
102-24          3.932      2.89        3.798     2.57         3.647     2.28      3.475       2.03       3.282        1.80
102-25          3.922      2.89        3.786     2.57         3.634     2.28      3.460       2.03       3.265        1.80

102-26          3.911      2.89        3.774     2.57         3.620     2.28      3.445       2.03       3.248        1.80
102-27          3.901      2.89        3.763     2.57         3.607     2.28      3.430       2.03       3.231        1.80
102-28          3.890      2.89        3.751     2.57         3.594     2.28      3.415       2.03       3.214        1.80
102-29          3.880      2.89        3.739     2.57         3.581     2.28      3.400       2.03       3.198        1.80
102-30          3.869      2.89        3.727     2.57         3.567     2.28      3.386       2.03       3.181        1.80

102-31          3.859      2.89        3.716     2.57         3.554     2.28      3.371       2.03       3.164        1.80
103-00          3.848      2.89        3.704     2.57         3.541     2.28      3.356       2.03       3.147        1.80
------------------------------------------------------------------------------------------------------------------------------
Average Life         3.21                   2.83                   2.49                  2.19                  1.93
First Pay          03/25/04               03/25/04               03/25/04              03/25/04              03/25/04
Last Pay           11/25/08               11/25/08               11/25/08              11/25/08              11/25/08
------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------
Tsy BM      3Mo       6Mo       2YR       3YR       5YR       10YR     30YR
-----------------------------------------------------------------------------
Yield     0.9324    1.0115    1.6529    2.0775    3.0370    4.1041   5.0025
Coupon                        1.6250    2.3750    3.1250    4.2500   5.3750
-----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
 Lib BM     1YR     2YR     3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
------------------------------------------------------------------------------------------------
 Yield   1.3100  1.9054  2.5200  3.0147  3.4220  3.9989  4.5091  4.8290  4.9987  5.2208  5.3075
------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond A2

                 SARM 2004-3AC *5/25 CONFORMING BAL HYBRID ARMS

                             Settle as of 02/27/04




                -----------------------------------------------
                             Bond Summary - Bond A2
                -----------------------------------------------
                Fixed Coupon:  4.920            Type:   Fixed
                    Orig Bal:  200,000,000


                      Factor:  1.0000000
                 Factor Date:  02/25/04     Next Pmt: 03/25/04
                       Delay:  24              Cusip:
                -----------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                      15 CPR                  20 CPR                     25 CPR             30 CPR                   35 CPR
----------------------------------------------------------------------------------------------------------------------------------
Price           Yield      Duration      Yield       Duration    Yield      Duration     Yield    Duration     Yield      Duration
----------------------------------------------------------------------------------------------------------------------------------
102-16          3.997        2.88        3.873         2.56      3.734        2.28       3.576      2.02       3.398        1.80
102-17          3.986        2.88        3.862         2.56      3.721        2.28       3.561      2.02       3.381        1.80
102-18          3.976        2.88        3.850         2.56      3.708        2.28       3.546      2.02       3.364        1.80
102-19          3.965        2.88        3.838         2.56      3.694        2.28       3.531      2.02       3.347        1.80
102-20          3.955        2.88        3.826         2.56      3.681        2.28       3.516      2.02       3.330        1.80

102-21          3.944        2.89        3.814         2.56      3.668        2.28       3.501      2.02       3.313        1.80
102-22          3.934        2.89        3.802         2.57      3.654        2.28       3.486      2.03       3.296        1.80
102-23          3.923        2.89        3.791         2.57      3.641        2.28       3.471      2.03       3.280        1.80
102-24          3.913        2.89        3.779         2.57      3.628        2.28       3.456      2.03       3.263        1.80
102-25          3.902        2.89        3.767         2.57      3.614        2.28       3.441      2.03       3.246        1.80

102-26          3.892        2.89        3.755         2.57      3.601        2.28       3.426      2.03       3.229        1.80
102-27          3.881        2.89        3.743         2.57      3.588        2.28       3.411      2.03       3.212        1.80
102-28          3.871        2.89        3.732         2.57      3.575        2.28       3.396      2.03       3.195        1.80
102-29          3.860        2.89        3.720         2.57      3.561        2.28       3.381      2.03       3.179        1.80
102-30          3.850        2.89        3.708         2.57      3.548        2.28       3.366      2.03       3.162        1.80

102-31          3.839        2.89        3.696         2.57      3.535        2.28       3.351      2.03       3.145        1.80
103-00          3.829        2.89        3.684         2.57      3.522        2.29       3.337      2.03       3.128        1.80
----------------------------------------------------------------------------------------------------------------------------------
Average Life            3.21                     2.83                    2.49                  2.19                    1.93
First Pay             03/25/04                 03/25/04                03/25/04              03/25/04                03/25/04
Last Pay              11/25/08                 11/25/08                11/25/08              11/25/08                11/25/08
----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
Tsy BM    3Mo     6Mo     2YR     3YR     5YR     10YR    30YR
---------------------------------------------------------------
Yield   0.9324  1.0115  1.6529  2.0775  3.0370  4.1041  5.0025
Coupon                  1.6250  2.3750  3.1250  4.2500  5.3750
---------------------------------------------------------------


-------------------------------------------------------------------------------------------------
 Lib BM     1YR     2YR     3YR     4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
-------------------------------------------------------------------------------------------------
 Yield   1.3100  1.9054  2.5200  3.0147  3.4220  3.9989  4.5091  4.8290  4.9987  5.2208  5.3075
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             Yield Table - Bond A3

                 SARM 2004-3AC *5/25 CONFORMING BAL HYBRID ARMS

                             Settle as of 02/27/04



               --------------------------------------------------
                             Bond Summary - Bond A3
               --------------------------------------------------
                Fixed Coupon:   4.920             Type:   Fixed
                    Orig Bal:   12,000,000


                      Factor:   1.0000000
                 Factor Date:   02/25/04      Next Pmt:  03/25/04
                       Delay:   24               Cusip:
               --------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                       15 CPR                 20 CPR                   25 CPR                30 CPR                 35 CPR
----------------------------------------------------------------------------------------------------------------------------------
Price           Yield     Duration       Yield     Duration       Yield     Duration    Yield     Duration     Yield      Duration
----------------------------------------------------------------------------------------------------------------------------------
102-16          3.997       2.88         3.873       2.56         3.734       2.28      3.576        2.02      3.398        1.80
102-17          3.986       2.88         3.862       2.56         3.721       2.28      3.561        2.02      3.381        1.80
102-18          3.976       2.88         3.850       2.56         3.708       2.28      3.546        2.02      3.364        1.80
102-19          3.965       2.88         3.838       2.56         3.694       2.28      3.531        2.02      3.347        1.80
102-20          3.955       2.88         3.826       2.56         3.681       2.28      3.516        2.02      3.330        1.80

102-21          3.944       2.89         3.814       2.56         3.668       2.28      3.501        2.02      3.313        1.80
102-22          3.934       2.89         3.802       2.57         3.654       2.28      3.486        2.03      3.296        1.80
102-23          3.923       2.89         3.791       2.57         3.641       2.28      3.471        2.03      3.280        1.80
102-24          3.913       2.89         3.779       2.57         3.628       2.28      3.456        2.03      3.263        1.80
102-25          3.902       2.89         3.767       2.57         3.614       2.28      3.441        2.03      3.246        1.80

102-26          3.892       2.89         3.755       2.57         3.601       2.28      3.426        2.03      3.229        1.80
102-27          3.881       2.89         3.743       2.57         3.588       2.28      3.411        2.03      3.212        1.80
102-28          3.871       2.89         3.732       2.57         3.575       2.28      3.396        2.03      3.195        1.80
102-29          3.860       2.89         3.720       2.57         3.561       2.28      3.381        2.03      3.179        1.80
102-30          3.850       2.89         3.708       2.57         3.548       2.28      3.366        2.03      3.162        1.80

102-31          3.839       2.89         3.696       2.57         3.535       2.28      3.351        2.03      3.145        1.80
103-00          3.829       2.89         3.684       2.57         3.522       2.29      3.337        2.03      3.128        1.80
----------------------------------------------------------------------------------------------------------------------------------
Average Life            3.21                    2.83                     2.49                   2.19                  1.93
First Pay            03/25/04                 03/25/04                 03/25/04                03/25/04             03/25/04
Last Pay             11/25/08                 11/25/08                 11/25/08                11/25/08             11/25/08
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------
Tsy BM  3Mo     6Mo     2YR     3YR     5YR     10YR    30YR
-----------------------------------------------------------------
Yield   0.9324  1.0115  1.6529  2.0775  3.0370  4.1041  5.0025
Coupon                  1.6250  2.3750  3.1250  4.2500  5.3750
-----------------------------------------------------------------



-------------------------------------------------------------------------------------------------
Lib BM    1YR     2YR     3YR      4YR     5YR     7YR     10YR    12YR    15YR    20YR    30YR
-------------------------------------------------------------------------------------------------
 Yield   1.3100  1.9054  2.5200   3.0147  3.4220  3.9989  4.5091  4.8290  4.9987  5.2208  5.3075
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.